SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

AMENDMENT NO. 3

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)……………...	October 27, 2003
China Energy Ventures Corp.
(Exact Name of Registrant as Specified in Its Charter)
Nevada
(State or Other Jurisdiction of Incorporation)
0-28345	72-1381282
(Commission File Number)	(IRS Employer Identification No.)
1002, Building C, Huiyuan Apartment, Asia Game Village, Beijing, China	100101
(Address of Principal Executive Offices)	(Zip Code)
86-10-6499-1255
(Registrant’s Telephone Number, Including Area Code)

(Former name or Former Address, if Changed Since Last Report)

#

Item 7. Financial Statements and Exhibits.

(a) Financial Statements

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

BIG SKY ENERGY KAZAKHSTAN LTD. (Successor) and KOZHAN LLP (Predecessor)

Page
Independent Auditor’s Report – Big Sky Energy Kazakhstan Ltd.	2
Independent Auditor’s Report – KoZhaN LLP
Consolidated Statements of Operations for the period from August 11, 2003 (date of inception of the Successor)
to September 30, 2003, the period from January 1, 2003 to August 11, 2003, the year ended December 31, 2002, the period from April 28, 2001 (date of inception of the Predecessor) to December 31, 2001, and
the cumulative period from April 28, 2001 to September 30, 2003	4
Consolidated Balance Sheets as at September 30, 2003 and December 31, 2002 and 2001	5
Consolidated Statements of Partners’ Deficit/Shareholders’ Equity for the period from April 28, 2001
to September 30, 2003	7
Consolidated Statements of Cash Flows for the period from August 11, 2003 (date of inception of the Successor) to
September 30, 2003, the period from January 1, 2003 to August 11, 2003, the year ended December 31, 2002, the period from April 28, 2001 (date of inception of the Predecessor) to December 31, 2001, and
the cumulative period from April 28, 2001 to September 30, 2003	8
Notes to Consolidated Financial Statements	10

(b) Pro Forma Financial Information

INDEX TO UNAUDITED  PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

CHINA ENERGY VENTURES CORP.

(c) Exhibits

None.

INDEPENDENT AUDITORS’ REPORT

To the Shareholders of Big Sky Energy Kazakhstan Ltd.:

We have audited the accompanying consolidated balance sheet of Big Sky Energy Kazakhstan Ltd. (a development stage enterprise) (the “Successor”) as of September 30, 2003, and the related consolidated statements of operations, changes in shareholders’ equity, and cash flows for the period from August 11, 2003 (date of inception of the Successor) to September 30, 2003, and for the period from April 28, 2001 (date of inception of the Predecessor) to September 30, 2003.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.  The Predecessor’s financial statements as of December 31, 2002 and 2001, and for the period from January 1, 2003 to August 11, 2003, for the year ended December 31, 2002, the period from April 28, 2001 (date of inception of the Predecessor) to December 31, 2001, and the period from April 28, 2001 (date of inception of the Predecessor) to August 11, 2003 (not separately presented herein) were audited by other auditors whose report, dated December 23, 2003, expressed an unqualified opinion on those statements.  The financial statements for the period April 28, 2001 (date of inception of the Predecessor) to August 11, 2003 (not separately presented herein) reflects a net loss of $93,713.  The other auditors’ report has been furnished to us, and our opinion, insofar as it relates to the amounts included for such prior period, is based solely on the report of such other auditors.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit and the report of the other auditors provides a reasonable basis for our opinion.

In our opinion, based on our audit and the report of other auditors, such consolidated financial statements present fairly, in all material respects, the financial position of Big Sky Energy Kazakhstan Ltd. as of September 30, 2003 and the results of its operations and its cash flows for the period from August 11, 2003 (date of inception of the Successor) to September 30, 2003, and for the period from April 28, 2001 (date of inception of the Predecessor) to September 30, 2003, in conformity with accounting principles generally accepted in the United States of America.

The Company is in the development stage as of September 30, 2003.  As discussed in Note 2 to the financial statements, successful completion of the Company’s development program and, ultimately, the attainment of profitable operations is dependent upon future events, including obtaining adequate financing to fulfill its development activities, obtaining regulatory approval, and achieving a level of sales adequate to support the Company’s cost structure.

/s/ Deloitte & Touche LLP

Chartered Accountants

February 6, 2004

Calgary, Canada

INDEPENDENT AUDITORS’ REPORT

To the Partners of KoZhaN LLP:

We have audited the accompanying balance sheets of KoZhaN LLP (a development stage enterprise) (the “Predecessor”) as of December 31, 2002 and 2001, and the related statements of operations, changes in partners’ deficit, and cash flows for the period from January 1, 2003 to August 11, 2003, for the year ended December 31, 2002, the period from April 28, 2001 (date of inception) to December 31, 2001, and the period from April 28, 2001 (date of inception) to August 11, 2003 (not separately presented herein).  These financial statements are the responsibility of the Partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of KoZhaN LLP as of December 31, 2002 and 2001 and the results of its operations and its cash flows for the period from January 1, 2003 to August 11, 2003, for the year ended December 31, 2002, the period from April 28, 2001 (date of inception) to December 31, 2001, and the period from April 28, 2001 (date of inception ) to August 11, 2003 (not separately presented herein) in conformity with accounting principles generally accepted in the United States of America.

The Partnership is in the development stage as of December 31, 2002.  As discussed in Note 2 to the financial statements, successful completion of the Partnership’s development program and, ultimately, the attainment of profitable operations is dependent upon future events, including obtaining adequate financing to fulfill its development activities, obtaining regulatory approval, and achieving a level of sales adequate to support the Partnership’s cost structure.

/s/ Deloitte & Touche

TOO Deloitte & Touche

December 23, 2003

Almaty, Kazakhstan

BIG SKY ENERGY KAZAKHSTAN LTD (Successor)

KOZHAN LLP (Predecessor)

(a Development Stage Enterprise)

CONSOLIDATED STATEMENTS OF OPERATIONS

(in US Dollars)

						Cumulative
		Period from			Period from	Period from
		August 11, 2003	Period from	Year	April 28, 2001	April 28, 2001
		(Inception date)	January 1, 2003	Ended	(Inception date)	(Inception date
		to September	to August 11,	December	to December	of Predecessor)
		30, 2003	2003	31, 2002	31, 2001	to September
	Note	(Successor)	(Predecessor)	(Predecessor)	(Predecessor)	30, 2003
EXPENSES
General and administrative expenses	5	$19,739	$63,599	$5,705	$292	$89,335

OPERATING LOSS		19,739	63,599	5,705	292	89,335

OTHER INCOME
Foreign exchange gain/(loss), net		15,275	(226)	3,583	6	18,638

(LOSS) BEFORE TAXATION		(4,464)	(63,825)	(2,122)	(286)	(70,697)

INCOME TAX (EXPENSE)/RECOVERY	6	6,749	(27,480)	--	--	(20,731)

NET INCOME/(LOSS)		$2,285	$(91,305)	$(2,122)	$(286)	$(91,428)

See accompanying notes to the financial statements.

BIG SKY ENERGY KAZAKHSTAN LTD (Successor)

KOZHAN LLP (Predecessor)

(a Development Stage Enterprise)

CONSOLIDATED BALANCE SHEETS

(in US Dollars)

		As at	As at	As at
		September 30,	December 31,	December 31,
		2003	2002	2001
	Note	(Successor)	(Predecessor)	(Predecessor)
ASSETS
CURRENT ASSETS:
Cash		$12,287	$4,116	$--
Receivable from the partners		695	--	--
Employee and other receivables		863	3,611	--
Total current assets		13,845	7,727	--

NON-CURRENT ASSETS
Oil and gas properties	7	3,016,358	133,353	1,310
Intangible assets, net		477	482	--
Total non-current assets		3,016,835	133,835	1,310

TOTAL ASSETS		$3,030,680	$141,562	$1,310

LIABILITIES AND SHAREHOLDERS’
EQUITY/PARTNERS’ DEFICIT
CURRENT LIABILITIES
Obligations on social sphere
development	8	$1,430,000	$--	$--
Signature bonuses and penalty payable	9	1,077,397	--	--
Related party payables	14	350,000	--	--
Deferred tax liability	6	17,660	--	--
Other payables and accruals	10	13,790	41,577	1,596
Total current liabilities		2,888,847	41,577	1,596

NON-CURRENT LIABILITIES
Loans	11	--	97,000	--
Interest payable		--	4,861	--
Deferred tax liability	6	139,547	--	--
Total non-current liabilities		139,547	101,861	--

COMMITMENTS AND CONTINGENCIES	16

SHAREHOLDERS’ EQUITY/PARTNERS’ DEFICIT
Paid charter capital	12	--	532	--
Common stock
No par value, shares authorized:
Unlimited number of Class “A”;
No par value, shares authorized:
Unlimited number of Class “B”
without voting rights;
Shares issued and outstanding:
10,000,000 Class “A” shares	13	1	--	--
Retained earnings (accumulated
deficit)		2,285	(2,408)	(286)
Total shareholders’ equity/partners’
deficit		2,286	(1,876)	(286)

TOTAL LIABILITIES AND SHAREHOLDERS’
EQUITY/PARTNERS’ DEFICIT		$3,030,680	$141,562	$1,310

See accompanying notes to the financial statements.

BIG SKY ENERGY KAZAKHSTAN LTD (Successor)

KOZHAN LLP (Predecessor)

(a Development Stage Enterprise)

CONSOLIDATED STATEMENTS OF CHANGES IN PARTNERS’ DEFICIT/SHAREHOLDERS’ EQUITY

(in US Dollars)

PERIOD FROM APRIL 28, 2001 (Inception date of Predecessor) TO AUGUST 11, 2003

	Authorized	Unpaid		Total
	charter	charter	Accumulated	Partners’
	capital	capital	deficit	deficit

Balances at April 28, 2001	$532	$(532)	$--	$--
Net loss for the period	--	--	(286)	(286)

Balances at December 31, 2001	$532	$(532)	$(286)	$(286)

Contribution to the charter capital	--	532	--	532
Net loss for the period	--	--	(2,122)	(2,122)

Balances at December 31, 2002	$532	$--	$(2,408)	$(1,876)

Increase in authorized charter capital	153	(153)	--	--
Net loss for the period	--	--	(91,305)	(91,305)

Balances at August 11, 2003	$685	$(153)	$(93,713)	$(93,181)

PERIOD FROM AUGUST 11, 2003 (Inception date of Successor) TO SEPTEMBER 30, 2003

		Issued		Total
		share	Retained	Shareholders’
		capital	earnings	equity

Balances at August 11, 2003		$1	$--	$1
Net income for the period		--	2,285	2,285

Balances at September 30, 2003		$1	$2,285	$2,286

See accompanying notes to the financial statements.

BIG SKY ENERGY KAZAKHSTAN LTD (Successor)

KOZHAN LLP (Predecessor)

(a Development Stage Enterprise)

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in US Dollars)

					Cumulative
	Period from			Period from	Period from
	August 11, 2003	Period from	Year	April 28, 2001	April 28, 2001
	(Inception date)	January 1, 2003	Ended	(Inception date)	(Inception date
	to September	to August 11,	December	to December	of Predecessor)
	30, 2003	2003	31, 2002	31, 2001	to September
	(Successor)	(Predecessor)	(Predecessor)	(Predecessor)	30, 2003
CASH FLOWS FROM OPERATING ACTIVITIES
Net income/(loss) for the period	$2,285	$(91,305)	$(2,122)	$(286)	$(91,428)
Adjustments for:
Penalty accrued on signature bonuses	19,178	58,219	--	--	77,397
Foreign exchange (gain)/loss, net	(27,610)	(2,772)	(3,944)	286	(34,040)
Deferred income tax expense/(recovery)	(6,749)	27,480	--	--	20,731
Changes in operating assets and liabilities
(Increase)/decrease in receivables	967	1,087	(3,611)	--	(1,557)
(Decrease)/increase in payables	11,426	1,449	(3,745)	--	9,130

Net cash used in operating activities	(503)	(5,842)	(13,422)	--	(19,767)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of oil and gas properties	--	(40,662)	(79,512)	--	(120,174)
Cash acquired in purchase of net assets of
KoZhaN LLP	12,790	--	--	--	--
Purchase of intangible assets	--	--	(482)	--	(482)

Net cash provided by (used in) investing
activities	12,790	(40,662)	(79,994)	--	(120,656)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from loans	--	55,178	97,000	--	152,178
Contributions to charter capital	--	--	532	--	532

Net cash provided by financing activities	--	55,178	97,532	--	152,710

INCREASE/(DECREASE) IN CASH	12,287	8,674	4,116	--	12,287

CASH AT BEGINNING OF PERIOD	--	4,116	--	--	--

CASH AT END OF PERIOD	$12,287	$12,790	$4,116	$--	$12,287

See accompanying notes to the financial statements.

BIG SKY ENERGY KAZAKHSTAN LTD (Successor)

KOZHAN LLP (Predecessor)

(a Development Stage Enterprise)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(in US Dollars)

1.

DESCRIPTION OF BUSINESS

Big Sky Energy Kazakhstan Ltd., referred to herein as BSEK or the Successor, was incorporated under the Business Corporations Act Alberta on July 29, 2003 for the purpose of acquiring oil and gas operations in the Republic of Kazakhstan.  BSEK commenced operations when it acquired a 90% partnership interest in KoZhaN LLP on August 11, 2003.

KoZhaN LLP, referred to herein as the Partnership or the Predecessor was initially registered as a limited liability partnership under the laws of the Republic of Kazakhstan on April 28, 2001. The main activities of the Partnership are the acquisition of oil and gas properties and their exploration and development in the Atyrau region, Republic of Kazakhstan. On February 17, 2003, the Partnership entered into Subsurface Use Contracts with the Government of the Republic of Kazakhstan (the “Government”) to explore and produce hydrocarbons in the Morskoye, Karatal and Dauletali oilfields in Atyrau region, Republic of Kazakhstan (the “Subsurface Use Contracts”). From that date and up to September 30, 2003, no major exploration activities had been carried out.  On September 24, 2003, the Partnership was re-registered to present the new ownership status.  As at December 31, 2002 and 2001 the Partnership employed 1 employee.

Legal Name	KoZhaN LLP
Legal Address	1/1 Dzandosov Str., 480008, Almaty, Republic of Kazakhstan
Legal Registration Number	39658-1910- TOO (ИУ)
Ownership status	Private

2.

BASIS OF PRESENTATION

The accompanying consolidated financial statements for the period from August 11, 2003 to September 30, 2003 and as at September 30, 2003 reflect the activities of BSEK and its subsidiary, the Partnership, from the date of BSEK’s acquisition of its 90% partnership interest in the Partnership (collectively, the “Company”).  The financial statements for the period from April 28, 2001 to December 31, 2001 and for the year ended December 31, 2002 and as at December 31, 2001 and 2002 and the period January 1, 2003 to August 11, 2003 are for the Partnership, BSEK’s predecessor enterprise.

The accompanying financial statements have been prepared in conformity with the accounting principles generally accepted in the United States of America (“US GAAP”). BSEK maintains accounting records and prepares its financial statements in United States Dollars.  The Partnership maintains accounting records and prepares its financial statements in Kazakhstani tenge in accordance with the requirements of Kazakhstani accounting and tax legislation. The accompanying financial statements of the Partnership differ from the financial statements prepared for statutory purposes in Kazakhstan in that they reflect certain adjustments, not recorded in the accounting books of the Partnership, which are appropriate to present the financial position, results of operations and cash flows in accordance with US GAAP.

Use of estimates – The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of assets and contingent liabilities as at the date of the financial statements and the reported amounts of revenues and expenses of the reporting period then ended. Actual results could differ from those estimates.

Development stage enterprise – The accompanying financial statements have been prepared on the basis that the Company will continue as a going concern and there is no indication that the Company intends to or has to be liquidated or significantly decrease its activity in the near future. The ability of the Company to pay its debts when they are due depends on the continued financial support from its shareholders and partners.

At present, the Company’s oil and gas operations are in acquisition and exploration phase, and therefore, the Company is in a development stage. These phases are expected to last until the Company finds economically profitable oil reserves. Until such reserves are found and proven and necessary regulatory approvals are obtained, uncertainty exists as to whether the long-lived assets of the Company are recoverable.

3.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash – Cash includes cash on hand and in banks.

Oil and gas properties – The Company follows the successful efforts method of accounting for its oil and gas operations, whereby expenditures for property acquisitions and all development costs (including development dry holes) and support equipment and facilities are capitalized. The costs of unsuccessful exploratory wells are charged to expense at the time the wells or other exploration activities are determined to be non-productive. Production costs, overheads and all exploration costs other than exploratory drilling are charged to expense as incurred.

Costs incurred for acquisition of rights to explore and develop the Morskoye, Karatal and Dauletali oilfields, including but not limited to payment for geological information, payment to participate in tender, signature bonuses, obligations on social sphere development, are capitalized and classified as a right to subsurface use. Payroll and related costs incurred during the acquisition and exploration phases and directly related to oil and gas operations are capitalized as part of oil and gas properties.

Impairment of long-lived assets – The Company will be reviewing its long lived assets, including oil and gas properties, after discovery of proved reserves and start of development phase, for possible impairment by comparing their carrying values with the undiscounted future net before-tax cash flows. Asset impairment may occur if a field discovers lower than anticipated reserves, write downs of proved reserves based on field performance, significant changes in commodity prices, significant decreases in the market value of an asset, and significant change in the extent or manner of use or physical change in an asset. Impaired assets will be written down to their estimated fair values, generally their discounted future net before-tax cash flows. For proved oil and gas properties the Company will perform the impairment test on an individual field basis. Unproved properties will be reviewed periodically to determine if there has been impairment of the carrying value, with any such impairment charged to expense in the current period.

Borrowing costs – The Statement of Financial Accounting Standards No. 34 “Capitalization of Interest Cost” provides guidelines for the capitalization of borrowing costs as part of the historical cost of acquiring assets.

Interest costs related to financing the acquisition of the subsurface use rights, conducting exploration activities and financing major oil and gas development projects are capitalized as part of related assets until the projects are evaluated, or until the projects are substantially complete and ready for their intended use if the projects are evaluated as successful. Capitalized interest cannot exceed gross interest expense.

Intangible assets – Computer software, and licenses used in the operations, are recorded at the cost of acquisition.

Amortization is calculated on a straight-line basis using the following estimated useful lives:

Software	3 years
Other intangible assets	7 years

Accounts payable and other liabilities – Accounts payable and other liabilities are stated at their historical cost, which is the amount of cash expected for their repayment in the normal course of business.

Provisions – Provisions are recognized when the Company has a present obligation, as a result of a past event, to incur such costs and when a reliable estimate can be made of the amount of these costs.

Borrowings – Interest bearing loans are recorded at the proceeds received, net of the direct issue costs. Interest costs are accounted for on an accrual basis and are included as accrued expenses to the extent that they are not settled in the period in which they arise.

Foreign currency translation – In accordance with the Statement of Financial Accounting Standards No. 52, "Foreign Currency Translation" the financial statements of the Partnership have been translated into United States Dollars (USD) from Kazakhstan tenge (tenge). The Partnership maintains its accounting records in tenge. A majority of the Partnership’s capitalized costs, expenses, liabilities, loans and cash flows are denominated in USD. Accordingly, the Partnership has determined that the USD is its functional currency.

Partnership long-lived assets and equity are translated using historic exchange rates. Partnership monetary assets and liabilities are translated using the exchange rate of 148.93, 155.85 and 150.20 tenge/USD, as at September 30, 2003, December 31, 2002 and 2001 respectively.  Partnership expenses are translated at the weighted-average rate of 150.46, 150.83, 153.27 and 147.22 and tenge/USD for the period from August 11, 2003 to September 30, 2003, period from January 1, 2003 to August 11, 2003, year ended December 31, 2002, and the period from April 28, 2001 (inception date) to December 31, 2001, respectively.  Gains and losses arising from these translations are reported in the statement of operations.

The Kazakhstani tenge is not a fully convertible currency outside of the Republic of Kazakhstan. The translation of tenge denominated assets and liabilities into USD for the purpose of these financial statements does not indicate that the Partnership could realize or settle in USD the reported values of the assets and liabilities. Likewise, it does not indicate that the Partnership could return or distribute the reported USD values of capital and retained earnings to the partners.

Expenses – Expenses are recorded in the period in which they are incurred, rather than settled.

Income Taxes – Income taxes are accounted for under the asset and liability method in accordance with Statement of Financial Accounting Standards No. 109 “Accounting for Income Taxes”.  Tax on the income or loss for the period comprises current tax and any change in deferred tax. Current tax comprises tax payable calculated on the basis of the expected taxable income for the year, and any adjustment of tax payable for previous years.

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period when the change is realized.

The ultimate realization of deferred income tax assets is dependent upon the generation of future taxable income in the reporting periods in which the originating expenditure becomes deductible. In assessing the recoverability of deferred income tax assets, management considers whether it is more likely than not that the deferred income tax assets will be realized. In making this assessment, management considers the scheduled reversal of deferred income tax liabilities, projected future taxable income, and tax planning strategies.

Employee Benefits

Pension payments

The Partnership pays into an employee accumulated pension fund an amount equivalent to 10% of employees’ salaries. These amounts are expensed when they are incurred. Pension fund payments are withheld from employees’ salaries and capitalized as part of oil and gas properties or included with general and administrative expenses in the statement of operations. As at September 30, 2003, the Partnership was not liable for any supplementary pensions, post-retirement health care, insurance benefits or retirement indemnities to its current or former employees.

Social tax

The Partnership makes payments of mandatory social tax in the amount of 21% of employee salaries. These costs are recorded in the period when they are incurred and capitalized as part of oil and gas properties or included with general and administrative expenses in the statement of operations.

Related parties – The following are considered to be related parties:

-	BSEK and the Partnership’s shareholders, partners, directors and officers;
-	Enterprises in which shareholders, partners, officers or directors of BSEK or the Partnership and their immediate families have control or significant influence.

4.

BUSINESS COMBINATION

On August 11, 2003, BSEK acquired a 90% partnership interest in KoZhaN LLP, which holds the licences to explore and develop for oil and gas in three fields in the Republic of Kazakhstan.  As consideration for the purchase, the Company agreed to make lump sum payments to the sellers of this interest based on the Partnership achieving specified levels of crude oil production from the oil and gas properties owned by the Partnership at the time, as well as to make quarterly production payments to the sellers (See note 16 (g)).  The Partnership has not yet commenced production operations and has not made any commercial sales of oil.  Consequently, the likelihood of the Company paying the lump sum payments and the quarterly production payments is currently indeterminable and no amount has been recorded in these financial statements in respect of these contingent payments.  If the Company is able to initiate production operations in the future, the likelihood of making the lump sum payments will be re-evaluated, and if management determines that payment is likely, the estimated total lump sum payment amount will be recorded as a cost of acquiring oil and gas properties and as a liability at that time.  The future payment of quarterly production payments, if any, will be recorded as royalty expenses as incurred, to be deducted in the determination of net income.

The acquisition has been accounted for using the purchase method and the results of operations of the Partnership are reflected in the financial statements from the date of acquisition.  Pursuant to the purchase agreement, BSEK assigned the following values to the assets and liabilities of the Partnership:

Oil and gas properties	$2,988,737
Intangible assets	488
Current assets, including cash of $12,790	15,314
Current liabilities	(2,515,993)
Non-current liabilities	(138,546)
Net assets acquired	$350,000

Consideration, recorded as a current liability	$350,000

5.

GENERAL AND ADMINISTRATIVE EXPENSE

General and administrative expenses comprised the following:

					Cumulative
	Period from			Period from	Period from
	August 11, 2003	Period from	Year	April 28, 2001	April 28, 2001
	(Inception date)	January 1, 2003	Ended	(Inception date)	(Inception date
	to September	to August 11,	December 31,	to December	of Predecessor)
	30, 2003	2003	2002	31, 2001	to September
	(Successor)	(Predecessor)	(Predecessor)	(Predecessor)	30, 2003

Penalty on signature
bonuses’ payment	$19,178	$58,219	$--	$--	$77,397
Business trips	118	2,517	2,682	--	5,317
Bank fees	366	940	1,629	--	2,935
Other expenses	77	1,923	1,394	292	3,686

Total	$19,739	$63,599	$5,705	$292	$89,335

6.

INCOME TAX EXPENSE

BSEK and the Partnership provide for taxes based on their statutory financial statements that are maintained in accordance with the statutory regulations of Canada and the Republic of Kazakhstan, respectively.  Permanent tax differences arise due to the fact that certain expenses are not deductible for corporate income tax purposes under the regulations of the respective countries (see reconciliation of tax rate below).

Deferred taxation reflects the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for statutory tax purposes in the respective countries.

Income tax expense in the statements of operations consist of:

					Cumulative
	Period from			Period from	Period from
	August 11, 2003	Period from	Year	April 28, 2001	April 28, 2001
	(Inception date)	January 1, 2003	Ended	(Inception date)	(Inception date
	to September	to August 11,	December 31,	to December	of Predecessor)
	30, 2003	2003	2002	31, 2001	to September
	(Successor)	(Predecessor)	(Predecessor)	(Predecessor)	30, 2003

Current tax expenses	$--	$--	$--	$--	$--
Deferred tax expense/
(recovery)	(6,749)	27,480	--	--	20,731

Total	($6,749)	$27,480	$--	$--	$20,731

The deferred tax liability comprised of the following:

	As at	As at	As at
	September 30,	December 31,	December 31,
	2003	2002	2001
	(Successor)	(Predecessor)	(Predecessor)
Temporary differences
Foreign exchange gain on obligations on
social sphere development	$45,705	$--	$--
Foreign exchange gain on signature bonus
payable	13,160	--	--
Foreign exchange gain on loans outstanding	5,265	--	--
Oil and gas property values	411,123	--	--

Total temporary differences	475,253	--	--
Other
Impact of rate differences in offshore
jurisdictions	(21,161)	--	--

	$454,092	$--	$--

Statutory tax rate	34.62%	30%	30%

Total	$157,207	$--	$--

Current portion	$17,660	$--	$--
Non-current portion	$139,547	--	--

Total	$157,207	$--	$--

Below is a reconciliation of actual income tax and income tax at statutory tax rates:

	Period from				Cumulative
	August 11,			Period from	Period from
	2003	Period from	Year	April 28, 2001	April 28, 2001
	(Inception date)	January 1, 2003	Ended	(Inception date)	(Inception date
	to September	to August 11,	December 31	to December	of Predecessor)
	30, 2003	2003	2002	31, 2001	to September
	(Successor)	(Predecessor)	(Predecessor)	(Predecessor)	30, 2003
Net loss before
taxation	($4,464)	($63,825)	($2,122)	($286)	($70,697)

Statutory tax rate	34.62%	30%	30%	30%

Income tax recovery at
statutory rate	($1,545)	($19,148)	($637)	($86)	($21,416)
Permanent differences:
Penalty on
signature bonuses	6,639	17,337	--	--	23,976
Rate differences
in offshore
jurisdictions	(88)	--	--	--	(88)
Other	(5,006)	1,811	637	86	(2,472)
Temporary differences	(6,749)	27,480	--	--	20,731

Total	($6,749)	$27,480	$--	$--	$20,731

7.

OIL AND GAS PROPERTIES

Oil and gas properties comprised of the following:

	As at	As at	As at
	September 30,	December 31,	December 31,
	2003	2002	2001
	(Successor)	(Predecessor)	(Predecessor)

Subsurface use rights	$3,016,358	$133,353	$1,310

Interest accrued on loans payable has been recorded as a cost of oil and gas properties as follows: period from January 1, 2003 to August 11, 2003 - $15,758; year ended December 31, 2002 - $4,861; and period from April 28, 2001 (inception date) to December 31, 2001 – Nil.  Effective August 11, 2003, the lender assigned its interest in the loan to BSEK and thereafter the interest expense has been eliminated on consolidation.

8.

OBLIGATIONS ON SOCIAL SPHERE DEVELOPMENT

In accordance with the Subsurface Use Contracts, the Partnership is committed to contribute to social sphere development of Astana and Atyrau cities in the total amount of $1,430,000 for all three oilfields during the exploration phase.  Throughout the period from April 28, 2001 to September 30, 2003, the Company had not made any payments. At September 30, 2003, the obligation has been accrued as a cost of oil and gas properties.

As the Subsurface Use Contracts do not establish payment dates for these contributions and the Government may require their payment at any given point of time in the future, the related amounts were classified as current liabilities.

9.

SIGNATURE BONUSES AND PENALTY PAYABLE

The Partnership entered into the Subsurface Use Contracts on February 17, 2003.  In accordance with the Subsurface Use Contracts, the Partnership was committed to pay signature bonuses in the total amount of $1,000,000 for acquiring subsurface use rights for all three fields. These bonuses were due for payment within 30 days after signing the Subsurface Use Contracts and have been accrued as a cost of oil and gas properties.

Prior to September 30, 2003, the Company had not made any payments for signature bonuses. Penalties accrued on delaying their payment as at September 30, 2003 amounted to $77,397 (December 31, 2002 and 2001 – Nil). These amounts were included as general and administrative expenses in the statements of operations to which they relate.  In October 2003 and January 2004, signature bonuses in the amount of $1,000,000 for the subsurface use rights for the Morskoye, Karatal and Dauletaly fields were paid to the Government of the Republic of Kazakhstan.

10.

OTHER PAYABLES AND ACCRUALS

Other payables and accruals comprised of the following:

	As at	As at	As at
	September 30,	December 31,	December 31,
	2003	2002	2001
	(Successor)	(Predecessor)	(Predecessor)

Salaries payable	$13,522	$915	$--
Other payable to employee	47	--	1,596
Other payable	221	--	--
Payable for geological information purchased	--	40,662	--

Total	$13,790	$41,577	$1,596

11.

LOANS

The loans comprised of:

	As at	As at	As at
	September 30,	December 31,	December 31,
	2003	2002	2001
	(Successor)	(Predecessor)	(Predecessor)

IbrizOil Inc.	$--	$97,000	$--

	$--	$97,000	$--

As a result of BSEK granting the over-riding royalty to IbrizOil Inc. (“IbrizOil”) (see note 16(f)), IbrizOil assigned its loan to the Partnership in the amount of $152,178, plus interest accrued of $20,619.  The maturity date of the loan is at the request of the lender, after the Partnership starts the production phase in the oilfields.  At September 30, 2003, the loan and accrued interest have been eliminated on consolidation.

The annual interest rate on the above loan is 17.65%.  Interest accrued on the IbrizOil loan amounted to $4,861 for the year ended December 31, 2002 and $15,758 for the period January 1, 2003 to August 11, 2003.  No payment of interest was made on this loan.

12.

CHARTER CAPITAL – KoZhaN LLP

As at December 31, 2002 and 2001, charter capital comprised of the following:

	Participation	December 31,	December 31,
	Share %	2002	2001

Mukashev Bolat Raimkhanovich	20.0	$106.40	$106.40
Kaschapov Garifolla Sapayevich	20.0	106.40	106.40
Kaikenov Kadyr Karkabatovich	20.0	106.40	106.40
Asanova Turgan Nurtayevna	20.0	106.40	106.40
Faskhutdinov Ruslan Rakhimzhanovich	20.0	106.40	106.40

Authorized charter capital	100.0	532.00	532.00

Unpaid charter capital		--	(532.00)

Paid charter capital		$532.00	$--

Charter capital was contributed in cash by all partners on April 22, 2002.

13.

COMMON STOCK – BIG SKY ENERGY KAZAKHSTAN LTD.

Issued: Class A common shares

	Number	Stated
	of Shares	Capital
	(Successor)	(Successor)

Balance at August 11, 2003	10,000,000	$1

Balance at September 30, 2003	10,000,000	$1

No warrants or stock options to acquire shares have been issued and none are outstanding.

14.

RELATED PARTY TRANSACTIONS

In consideration for BSEK being granted the right to negotiate to acquire the interest in the Partnership and in consideration for the assignment of the loan described below, BSEK granted an over-riding royalty interest in the net income of the Partnership to a company controlled by one of the shareholders of BSEK, IbrizOil (see note 16(f)).  In conjunction with this transaction, IbrizOil assigned a loan receivable from the Partnership to BSEK, in the amount of $152,178 plus interest accrued.

At September 30, 2003, the Company owed an amount of $350,000 to Big Sky Energy Canada Ltd., a company controlled by one of the shareholders of BSEK, arising from costs totaling $300,000 that were incurred by that company in connection with BSEK’s acquisition of the Partnership interest and in respect of a payment of $50,000 to the President of the Partnership as re-imbursement for costs incurred by him before August 11, 2003, in connection with the purchase by BSEK of the Partnership interest.  The amount of $350,000 has been treated as consideration in the allocation of the purchase price to the assets and liabilities of BSEK.

15.

FAIR VALUE OF FINANCIAL INSTRUMENTS

As at September 30, 2003 and December 31, 2002 and 2001, the fair value, the related method of determining fair value and the carrying value of the Company’s financial instruments were as follows. The fair value of current assets and current liabilities approximate their carrying amounts due to the short-term maturity of these instruments. Exposure to market, credit and currency risks arise in the normal course of the Company’s business. Derivative financial instruments are not used to reduce exposure to above risks.

Concentration of credit risk – Financial instruments that potentially expose the Company to concentrations of credit risk consist primarily of cash and cash equivalents and accounts receivable.   Management believes the likelihood of incurring material losses due to concentration of credit risk is remote.

Interest rate risk – The Company’s only potential interest rate risk related to the loans payable which are eliminated on consolidation after August 11, 2003.

Foreign currency risk – The Company undertakes transactions denominated in foreign currencies. Accordingly, these activities may result in foreign currency exposure. The Company does not hedge its foreign currency risk.

16.

COMMITMENTS AND CONTINGENCIES

Financial Commitments and Contingencies

As the Company has not yet commenced production operations, the likelihood of payment of the following commitments and contingencies is currently indeterminable and no amounts have been recorded as provisions in these financial statements:

a)

Commitment to repay historical costs of the Government – In accordance with the Subsurface Use Contracts, the Company is obliged to reimburse to the Government its historical costs incurred during preparation of certain geological information on the Morskoye, Karatal and Dauletali oilfields. The total amount to be reimbursed is $3,756,422. The amount is expected  to be settled by equal quarterly installments during the 20 years after the Company starts the production phase on these oilfields.

b)

Commitments to contribute to social development of Astana and Atyrau – In accordance with the Subsurface Use Contracts, the Company is obliged to invest an equivalent of $850,000 during the production phase for the development of the social sector of Atyrau and Astana cities in the Republic of Kazakhstan.

c)

Commitment to develop local personnel– In accordance with the Subsurface Use Contracts, the Company is obliged to invest not less than 1% of total investments for professional development of the local personnel involved in works under the Contracts.

d)

Liquidation fund – In accordance with the Subsurface Use Contracts, the Company is obliged to establish a liquidation fund to finance the liquidation of the consequences of its oil and gas operations in the amount of 1% of operating costs.  The Company is also obliged to provide the Government for approval the program on liquidation of consequences of its activities under the Contracts, including budget of liquidation costs, not later than 2 years before the end of the exploration phase and start of the production phase. As the Company has not carried out major exploration activities on oilfields, no provision for the liquidation fund was recorded in these financial statements.

e)

Contingencies related to purchase of geological information from the Government – In accordance with the Purchase Agreements concluded with the Ministry of Energy and Mineral Resources of the Republic of Kazakhstan on July 10, 2002, the Company may incur a penalty for delaying payment for the geological information purchases from the Government relating to the Morskoye, Karatal and Dauletali oilfields at a rate of 10% per annum. Payments for the geological information purchase for the Karatal and Dauletali oilfields were made by the Company with a significant delay. Management believes that the obligation for the penalty is possible, but not probable, and thus an amount of $3,944 at September 30, 2003 has not been recognized as a provision in these financial statements.

f)

Commitment to pay over-riding royalty – Arising from the acquisition of its interest in the Partnership, BSEK is committed to pay an over-riding royalty amounting to 4.5% of the Partnership’s revenue net of royalties, lifting and transportation costs, to a company controlled by one of the shareholders of the Company.

g)

Commitment to make payments based on production – Arising from BSEK’s acquisition of the partnership interest, the Company is committed to make the following payments to the non-controlling partners of the Partnership, as a group, upon achieving the following production milestones, where production is calculated after deducting the government’s share of production, if any, and where one tonne equals seven barrels of oil:

-

$100,000 after the receipt by the Partnership of payment in full for two sales of a commercial quantity of oil produced, saved, marketed and sold by the Partnership.  Each sale shall not be of less than 4,000 tonnes of oil;

	-	$300,000 after the receipt by the Partnership of payment in full for a cumulative production of 40,000 tonnes of a commercial quantity of oil produced, saved, marketed and sold by the Partnership;
	-	$400,000 after the receipt by the Partnership of payment in full for a cumulative production of 150,000 tonnes of a commercial quantity of oil produced, saved, marketed and sold by the Partnership;
	-	$500,000 after the receipt by the Partnership of payment in full for a cumulative production of 250,000 tonnes of a commercial quantity of oil produced, saved, marketed and sold by the Partnership;
-

A quarterly payment per barrel of oil produced, saved, marketed and sold by the Partnership (“Production Payment”), such production shall be calculated after deducting the government’s share of production, if any. The Production Payment shall equal $0.35 per barrel if the price of oil is equal to or less than $14.00, $0.75 per barrel if the price of oil is greater than $14.00 and less than or equal to $18.00, $1.00 per barrel if the price of oil is greater than $18.00 and less than or equal to $22.00, or $1.50 per barrel if the price of oil is greater than $22.00.  The price of oil shall be determined as a quarterly average based on a calendar year and calculated based on the actual value of oil realized by sale net of transportation and tariff costs;

-

Upon awarding of a new tender for subsoil use rights, the Partnership shall pay a $0.05 bonus of total oilfield reserves as defined in the State Balance of Reserves (Oil) of Kazakhstan as of January 1, 2000, equivalent to proven recoverable reserves.

h)

Investment commitments – In accordance with the Subsurface Use Contracts, the Company is obliged to invest a minimum of $69,000,000, of which the amount of $14,000,000 should be invested during the exploration phase. All three Subsurface Use Contracts establish the exploration phase as 6 years from 2003 to 2009, and the production phase as 25 years from 2009 to 2034.

i)

Commercial discovery bonus – In accordance with the Subsurface Use Contracts, the Company is obliged to pay to the Government a commercial discovery bonus in the amount of 0.1% of the value of approved recoverable reserves using the market price of the hydrocarbons. This amount is due within 30 days after the hydrocarbon reserves are approved by the State Committee on Reserves of the Republic of Kazakhstan.

Other Contingencies

a)

Non-compliance with the Subsurface Use Contracts – The Government has the right to suspend these Contracts or even cancel them if the Company is in material breach of obligations and commitments under the Contracts.

b)

Commitment to sell produced oil in Kazakhstan – In accordance with the Subsurface Use Contracts, the Company is obliged to sell 100% of oil produced during the exploration stage, and 20% of oil produced during the production stage, to oil refineries located in Kazakhstan.

c)

Operating environment – The Company’s principal business activities are within the Republic of Kazakhstan. Laws and regulations affecting businesses operating in the Republic of Kazakhstan are subject to rapid changes and the Company’s assets and operations could be at risk due to negative changes in the political and business environment.

d)

Taxation – The taxation system in the Republic of Kazakhstan is constantly changing and subject to inconsistent application, interpretation and enforcement. There have been many new tax and foreign currency laws and related regulations introduced in recent years, which are not always clearly written and whose interpretation and application is subject to the opinions of the local tax inspectorate. Non-compliance with Kazakhstan laws and regulations can potentially lead to the imposition of penalties and fines, the amounts of which can be significant.

e)

Environmental matters – The Company believes it is currently in compliance with all existing Republic of Kazakhstan environmental laws and regulations. However, Kazakhstan environmental laws and regulations may change in the future. The Company is unable to predict the timing or extent to which these environmental laws and regulations may change. Such change, if it occurs, may require the Company to modernize technology to meet more stringent standards.

17.

SUBSEQUENT EVENTS

On October 7, 2003, BSEK entered into an agreement with the Shengli Oilfield Junwei Petroleum-Tech Development Co. Ltd., a wholly owned subsidiary of Sino-pec (“Shengli”) that provides for the issue from BSEK’s treasury of 10,000,000 common shares (50% of the share capital after issuance) at a total subscription amount of $2,300,000.  This agreement was subsequently amended on November 6, 2003 to provide for the payment of the subscription amount over time.  In December 2003, Shengli made an advance payment of $250,000 against the subscription amount.  In February 2004, Shengli signed the subscription agreement for the purchase of 10,000,000 BSEK common shares and entered into an escrow agreement that provides for the 10,000,000 shares to be held in escrow by an agent of BSEK until the subscription amount has been fully paid to that agent.  If payment of $2,050,000 is not received by the escrow agent by the later of March 1, 2004 or the date on which the Partnership spuds its first well in the Morskoye field, which is expected to occur in the second quarter of 2004, BSEK shall have the right to cancel the subscription agreement and to repay all subscription amounts received out of production net-revenue from the well or wells on the site at a rate of 50% of such net-revenue.

On October 27, 2003, the shareholders of BSEK entered into an agreement with China Energy Ventures Corp. (“China Energy”) to exchange 100% of the BSEK common shares held by them (excludes all the shares to be issued to Shengli) for shares of China Energy.  This transaction was completed on January 12, 2004 and BSEK became a wholly-owned subsidiary of China Energy at that date until completion of the transaction with Shengli.

18.

NEW ACCOUNTING PRONOUNCEMENTS

SFAS No. 143 «Accounting for Asset Retirement Obligations»

In August 2001, the Financial Accounting Standards Board («FASB») issued Statement of Financial Accounting Standards («SFAS») No. 143, «Accounting for Asset Retirement Obligations». SFAS No. 143 requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of fair value can be made. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset. An entity shall measure changes in the liability for an asset retirement obligation due to passage of time by applying an interest method of allocation to the amount of the liability at the beginning of the period. The interest rate used to measure that change shall be the credit-adjusted risk-free rate that existed when the liability was initially measured. That amount shall be recognized as an increase in the carrying amount of the liability and as an expense classified as an operating item in the statement of operations.

SFAS No. 143 is effective for fiscal years beginning after June 15, 2002, and management has determined that it does not have a material impact on the Company’s results of operations or financial position, but may have an impact if the Company commences oil and gas production operations.

FIN 46R «Consolidation of Variable Interest Entities»

In January 2003, the FASB issued FASB Interpretation No. 46 «Consolidation of Variable Interest Entities» (“FIN 46”).  FIN 46 provides criteria for identifying variable interest entities (“VIEs”) and further criteria for determining what entity, if any, should consolidate them.  In general, VIEs are entities that either do not have equity investors with voting rights or have equity investors that do not provide sufficient financial resources for the entity to support its activities.  In December 2003, the FASB issued FIN 46(R) to clarify some of the provisions of FIN 46 and to exempt certain entities from its requirements.  The Company must adopt and apply FIN 46 (R) for reporting periods ending after December 15, 2004.  It is not expected to have a material impact on the Company’s results of operations or financial position.

China Energy Ventures Corp.

(formerly China Broadband Corp.)

Unaudited Pro Forma Condensed Consolidated Financial Statements

September 30, 2003

The Unaudited Pro Forma Condensed Consolidated Balance Sheet as at September 30, 2003 and the Unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 2003 and for the year ended December 31, 2002 are based on the historical consolidated financial statements of China Energy Ventures Corp. (formerly China Broadband Corp.) (“China Energy”) and Big Sky Energy Kazakhstan Ltd. (including its predecessor entity, KoZhaN LLP) (collectively “BSEK”).  The acquisition of BSEK has been accounted for using the purchase method of accounting.  The Unaudited Pro Forma Condensed Consolidated Balance Sheet as at September 30, 2003 has been prepared assuming the acquisition was completed on September 30, 2003.

The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 2003 and for the year ended December 31, 2002 have been prepared assuming the acquisition of BSEK was completed on January 1, 2002.

The Unaudited Pro Forma Condensed Consolidated financial statements are presented for informational purposes only.  The Unaudited Pro Forma Condensed Consolidated Balance Sheet and Condensed Consolidated Statements of Operations do not purport to represent what China Energy’s actual financial position or results of operations would have been had the acquisition of BSEK occurred as of such dates, or to project China Energy’s financial position or results of operations for any period or date, nor does it give effect to any matters other than those described in the notes thereto.  In addition, the allocations of purchase price to the assets and liabilities of BSEK are preliminary and the final allocations may differ from the amounts reflected herein.  The Unaudited Pro Forma Condensed Consolidated Balance Sheet and Unaudited Pro Forma Consolidated Statements of Operations should be read in conjunction with China Energy’s consolidated financial statements and notes thereto, and the historical consolidated financial statements of BSEK.

China Energy Ventures Corp.

(formerly China Broadband Corp.)

Unaudited Pro Forma Condensed Consolidated Balance Sheet

As at September 30, 2003

(in US Dollars)

	China	Big Sky
	Energy	Energy
	Ventures	Kazakhstan			Pro Forma
	Corp.	Ltd.	Adjustments	Note	Consolidated
ASSETS
Current Assets
Cash and cash equivalents	$724,333	$12,287			$736,620
Interest and other receivables	108,660	1,558			110,218
Prepaid expenses	70,491	--			70,491
	903,484	13,845			917,329

Capital assets	339,683	--			339,683
Oil and gas properties	--	3,016,835	3,523,043	1	6,539,878
	$1,243,167	$3,030,680	$3,523,043		$7,796,890

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Obligations on social sphere
development	--	1,430,000			1,430,000
Signature bonuses and penalty payable	--	1,077,397			1,077,397
Accounts payable and accrued liabilities	74,933	13,790			88,723
Related party payables	--	350,000			350,000
Deferred tax liability	--	17,660			17,660
	74,933	2,888,847			2,963,780
Deferred tax liability	--	139,547	1,237,329	1	1,376,876
	74,933	3,028,394	1,237,329		4,340,656

Shareholders’ Equity
Common Stock	81,616	1	7,999	1	89,616
Additional paid in capital	23,244,685	--	2,280,000	1	25,524,685
Deferred compensation	(458,493)	--			(458,493)
(Accumulated deficit)/retained earnings	(21,699,574)	2,285	(2,285)	1	(21,699,574)
	1,168,234	2,286	2,285,714		3,456,234

	$1,243,167	$3,030,680	$3,523,043		$7,796,890

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

China Energy Ventures Corp.

(formerly China Broadband Corp.)

Unaudited Pro Forma Condensed Consolidated Statement of Operations

Nine months ended September 30, 2003

 (in US Dollars)

	China	Big Sky
	Energy	Energy
	Ventures	Kazakhstan			Pro Forma
	Corp.	Ltd.	Adjustments	Note	Consolidated

REVENUE
Internet Services	$138,984	$--			$138,984
Cost of Sales	(111,433)	--			(111,433)

GENERAL AND ADMINISTRATIVE EXPENSE	(1,350,780)	(83,338)			(1,434,118)
AMORTIZATION	(119,998)	--			(119,998)
	(1,443,227)	(83,338)			(1,526,565)

INTEREST INCOME AND FOREIGN EXCHANGE
GAIN	6,978	15,049			22,027
LOSS BEFORE TAXATION	(1,436,249)	(68,289)			(1,504,538)

INCOME TAX EXPENSE	--	(20,731)			(20,731)

NET LOSS	($1,436,249)	($89,020)			($1,525,269)

LOSS PER SHARE
Basic and diluted	($0.06)				($0.05)

SHARES USED IN COMPUTATION	22,601,340		8,000,000	1	30,601,340

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

China Energy Ventures Corp.

(formerly China Broadband Corp.)

Unaudited Pro Forma Condensed Consolidated Statement of Operations

Year ended December 31, 2002

 (in US Dollars)

	China	Big Sky
	Energy	Energy
	Ventures	Kazakhstan			Pro Forma
	Corp.	Ltd.	Adjustments	Note	Consolidated

REVENUE
Internet Services	$141,942	$--			$141,942
Cost of Sales	(120,392)	--			(120,392)

GENERAL AND ADMINISTRATIVE EXPENSE	(2,004,663)	(5,705)			(2,010,368)
AMORTIZATION	(213,162)	--			(213,162)
IMPARMENT OF ASSETS	(400,000)	--			(400,000)
	(2,596,275)	(5,705)			(2,601,980)

LOSS IN SHEKOU JOINT VENTURE	(123,504)	--			(123,504)
GAIN ON SALE OF SHEKOU JOINT VENTURE	125,798	--			125,798
INTEREST INCOME AND FOREIGN EXCHANGE
GAIN	2,501	3,583			6,084

NET LOSS	($2,591,480)	($2,122)			($2,593,602)

LOSS PER SHARE
Basic and diluted	($0.12)				($0.09)

SHARES USED IN COMPUTATION	21,774,775		8,000,000	1	29,774,775

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

China Energy Ventures Corp.

(formerly China Broadband Corp.)

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

 (in US Dollars)

The pro forma adjustments to the condensed consolidated balance sheet as at September 30, 2003, are as follows:

1.

To record the acquisition of BSEK as defined in the Share Exchange Agreement dated October 27, 2003.  BSEK’s assets primarily consist of a 90% partnership interest in KoZhaN LLP (“KoZhaN”).  KoZhaN is a limited liability partnership registered in the Republic of Kazakhstan, which holds licences to explore, develop and produce hydrocarbons in three fields in the Republic of Kazakhstan.  Consideration for the acquisition was provided through the issuance from treasury of 8,000,000 shares of China Energy common stock at a deemed price of $0.286 per share, for total consideration of $2,288,000.  No fees or costs were incurred in connection with the acquisition.  The following values have been assigned to the assets and liabilities acquired:

Oil and gas properties	$6,539,878
Current assets	13,845
Current liabilities	(2,888,847)
Deferred tax liability	(1,376,876)
Net assets acquired	$2,288,000

Consideration: 8,000,000 common shares issued	$2,288,000

No pro forma adjustments are required to the condensed consolidated statements of operations for the nine months ended September 30, 2003 and the year ended December 31, 2002, other than to include the 8,000,000 shares issued from treasury to acquire BSEK in the calculation of loss per share.

Item 8. Change in Fiscal Year.

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA ENERGY VENTURES CORP.
(Registrant)
Date:	February 19, 2004	By:	/s/ Matthew Heysel
Matthew Heysel Chairman, Chief Executive Officer and Director